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                           STRATEGIC PARTNERS SERIES
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                     Strategic Partners Focused Value Fund

                        Supplement dated August 29, 2001
                  to the prospectuses dated February 13, 2001

                     Strategic Partners Focused Growth Fund
                     Strategic Partners New Era Growth Fund

                        Supplement dated August 30, 2001
                     to the prospectus dated April 27, 2001

  On or after September 4, 2001, Strategic Partners Series (the Trust) will be renamed Strategic Partners Opportunity Funds. In addition, your Fund's sales charge reduction features and exchange privileges will change to accommodate the transition of Prudential Diversified Funds (PDF) and Target Funds (Target) to
   the Strategic Partners family of mutual funds. Please read this supplement carefully.
   This supplement modifies certain portions of the prospectuses listed above, including references to the Funds' names, sales reduction features and exchange privileges. The information in this supplement supersedes that contained in the prospectuses to the extent that it is inconsistent with information in the prospectuses.

Name Change
   On May 22, 2001, the Board of Trustees of the Trust voted to change the name of the Trust to Strategic Partners Opportunity Funds, effective on or after September 4, 2001 (the Transition Date). The Boards of PDF and Target also voted to change the name of those investment companies to Strategic Partners Asset Allocation Funds and Strategic Partners Style Specific Funds, respectively (the New Funds), effective on the Transition Date. The New Funds consist of the following:

   Strategic Partners Asset Allocation Funds (formerly Prudential Diversified
      Funds)
      Strategic Partners Conservative Growth Fund
      Strategic Partners Moderate Growth Fund
      Strategic Partners High Growth Fund

MFSP2001C1

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   Strategic Partners Style Specific Funds (formerly Target Funds)
      Strategic Partners Large Capitalization Growth Fund
      Strategic Partners Small Capitalization Growth Fund
      Strategic Partners Large Capitalization Value Fund
      Strategic Partners Small Capitalization Value Fund
      Strategic Partners International Equity Fund
      Strategic Partners Total Return Bond Fund

   Consistent with the name changes, the New Funds will join the current offerings that comprise the Strategic Partners family of funds: the Strategic Partners Focused Value Fund (Focused Value), Strategic Partners Focused Growth Fund (Focused Growth) and Strategic Partners New Era Growth Fund (New Era Growth).

   The transition of the New Funds to the Strategic Partners family of funds will not result in any change to the Automatic Investment Plan, Systematic Withdrawal Plan or most other shareholder services and privileges described in each prospectus under 'How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 4: Additional Shareholder Services.'

Class A Initial Sales Charge Reduction or Waiver
   The following information modifies the discussion of Class A initial sales charge reductions or waivers on page 23 of the Focused Value prospectus, page 21 of the Focused Growth prospectus and page 22 of the New Era Growth prospectus, under 'How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge.'

   Rights of Accumulation
   Effective on the Transition Date, Class A shares of any New Fund held on, or acquired after, the Transition Date will count toward reduced sales charges on subsequent purchases of Class A shares of Strategic Partners mutual funds (including the New Funds) under Rights of Accumulation. New Fund shares acquired after the Transition Date, however, will not count toward reduced sales charges on subsequent purchases of Class A shares of Prudential mutual funds.

   Letter of Intent ('LOI')
   An LOI entered into by a New Fund shareholder on or after the Transition Date may be satisfied only with shares of other Strategic

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Partners mutual funds (including the New Funds). A New Fund shareholder who entered into an LOI prior to the Transition Date, however, may satisfy the LOI by purchasing shares of both Prudential mutual funds and the New Funds, but not by purchasing shares of Focused Value, Focused Growth or New Era Growth.

Expanded Exchange Privileges
   The following information modifies the discussion of Fund exchanges that begins on page 31 of the Focused Value prospectus, page 29 of the Focused Growth prospectus and page 30 of the New Era Growth prospectus, under 'How to Buy, Sell and Exchange Shares of the Fund -- How to Exchange Your Shares.'

   Effective on the Transition Date, you may exchange shares of your Fund for shares of the same class of any other Strategic Partners fund, including the New Funds. Please note, however, that the funds of Strategic Partners Style Specific Funds do not currently offer Class Z shares.